The Prudential Investment Portfolios, Inc.

PGIM Jennison Growth Fund

Supplement dated April 18, 2019 to the Fund's Currently Effective Prospectus and Statement of Additional

Information (SAI)

Effective May 1, 2019, the Prospectus and SAI are revised, as follows:

1.The table in the section of the Prospectus entitled "Summary - Management of the Fund" is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager
PGIM Investments	Jennison Associates	Blair A. Boyer	Managing Director	May 2019
LLC	LLC
		Michael A. Del	Managing Director	May 2000
Balso
		Rebecca Irwin	Managing Director	May 2019
		Natasha Kuhlkin,	Managing Director	May 2019
CFA
		Kathleen A.	Managing Director	February 1999
McCarragher
		Spiros "Sig" Segalas	President and CIO	February 1999

2.In the section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" the existing disclosure is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, Kathleen A. McCarragher, and Spiros "Sig" Segalas are the portfolio managers of the Fund.

Blair A. Boyer is a Managing Director and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA in finance from The New York University Stern School of Business.

Michael A. Del Balso is a Managing Director and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst and became a portfolio manager in 1999. Prior to joining Jennison, Mr. Del Balso was a vice president and portfolio manager for four years at White, Weld & Company. Mr. Del Balso earned a BS in industrial administration from Yale University and an MBA from Columbia Business School.

Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto and an LLM from Harvard Law School.

Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade

LR1185

Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.

Spiros "Sig" Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA in economics from Princeton University, after which he served as an officer in the US Navy.

3.In Part I of the SAI, the table entitled "Portfolio Managers: Information About Other Accounts" is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Portfolio	Registered Investment	Other Pooled	Other Accounts
Managers	Companies	Investment Vehicles	(Thousands)
	(Thousands)	(Thousands)
Blair A. Boyer^,*	11/$43,248,716	2/$1,836,517	34/$7,703,776
2/$6,648,318
Michael A. Del	9/$11,777,146	5/$945,410	2/ $130,528
Balso^
Rebecca Irwin^,*	2/$1,775,037	1/$1,761,930	10/$1,312,235
Natasha Kuhlkin,	3/$32,327,917	5/$2,712,005	16/$1,364,889
CFA^,*
Kathleen A.	14/$49,863,628	2/$819,068	10/$1,506,349
McCarragher^	2/$4,381,107
Spiros "Sig"	15/$47,501,683	4/$1,010,895	2/$623,333
Segalas^

^Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios. *Information in the above table is as of March 31, 2019.

4.In Part I of the SAI, the table entitled "Portfolio Managers: Personal Investments and Financial Interests" is hereby deleted in its entirety, and the following new disclosure is hereby substituted:

Portfolio Managers	Investments and Other Financial Interests
in the Fund and Similar Strategies*

Blair A. Boyer**	Over $1,000,000
Michael A. Del Balso	Over $1,000,000
Rebecca Irwin**	None
Natasha Kuhlkin, CFA**	$100,001 - $500,000
Kathleen A. McCarragher	Over $1,000,000
Spiros "Sig" Segalas	Over $1,000,000

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. "Other Financial Interests" include an investment professional's notional investments in the Fund through a deferred compensation plan for Jennison employees, where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund.

The dollar ranges for each Portfolio Manager's investment in the Fund are as follows: Blair A. Boyer: None; Michael A. Del

Balso: $100,001 - $500,000; Rebecca Irwin: None; Natasha Kuhlkin: None; Kathleen A. McCarragher: $100,001-$500,000;

Spiros "Sig" Segalas: $100,001-$500,000.

**Information in the above table is as of February 28, 2019.